THE ALGER PORTFOLIOS

Alger Weatherbie Specialized Growth Portfolio

Alger Small Cap Growth Portfolio

Supplement Dated May 24, 2023 to the

Summary Prospectus and Prospectus

dated May 1, 2023, as amended and supplemented to date

Reorganization

The Board of Trustees of The Alger Portfolios (the “Trust”) has approved a Plan of Reorganization (the “Plan”) on behalf of Alger Weatherbie Specialized Growth Portfolio (the “Target Portfolio”) and Alger Small Cap Growth Portfolio (the “Acquiring Portfolio”), each a series of the Trust. The Plan provides for the transfer of the Target Portfolio’s assets to the Acquiring Portfolio in a tax-free exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the Target Portfolio’s stated liabilities, the distribution of such shares of the Acquiring Portfolio to Target Portfolio shareholders and the subsequent termination of the Target Portfolio (the “Reorganization”).

Neither the Plan nor the Reorganization requires the approval of shareholders of either portfolio. It is currently contemplated that the Reorganization will become effective on or about September 29, 2023. A Prospectus/Information Statement with respect to the proposed Reorganization will be mailed to Target Portfolio shareholders before the consummation of the Reorganization. The Prospectus/Information Statement will describe the Acquiring Portfolio and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Portfolio by calling 1-800-992-3863.

S-SmallCapI-2 52423

S-WSGI-2 52423

S-APPI-2 52423